                                                                    EXHIBIT 10.4


                                AMENDMENT NO.  2
              TO THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (SERP)
                                       OF
               SAVANNAH FOODS & INDUSTRIES, INC. AND SUBSIDIARIES


         THIS AMENDMENT NO. 2 is made this 18th day of April 1996, by Savannah Foods & Industries, Inc. (the "Company").

                                  WITNESSETH:

         WHEREAS, the Board of Directors of the Company adopted the Second Amendment and Restatement of the Supplemental Executive Retirement Plan (SERP) of Savannah Foods & Industries, Inc. and Subsidiaries, effective January 1, 1989 (the "Plan"); and

         WHEREAS, the Board deems it to be the best interests of the Plan Participants and the Company's shareholders to amend certain provisions of the Plan relating to years of service;

         THEREFORE, effective as of April 18, 1996, the Plan is hereby amended as set forth below.


                                    ITEM ONE

         Section 1.33 is rewritten to read as follows:

                 1.33     SERVICE:         "Service" shall have the same
         meaning which the Retirement Income Plan ascribes to such term; provided, however, that as of June 30, 1996, years of service shall be limited to the years of service rounded up to the next full year as the numerator of a fraction, and the denominator of which would be the years of potential service at normal retirement.


         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of April 18, 1996.

                                  SAVANNAH FOODS & INDUSTRIES, INC.


                                  By: /s/ William W. Sprague, III
                                     ---------------------------------
                                  President

                                  Attest: /s/ John M. Tatum
                                         -----------------------------
                                                   Secretary
                                                [CORPORATE SEAL]